UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2023

Anzu Special Acquisition Corp I

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40133 (Commission File Number)	86-1369123 (IRS Employer Identification No.)

12610 Race Track Road, Suite 250 Tampa, FL (Address of principal executive offices)	33626 (Zip Code)

Registrant’s telephone number, including area code: (202) 742-5870

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one redeemable Warrant	ANZUU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ANZU	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ANZUW	The Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto is a press release, dated February 21, 2023 (the “Press Release”), issued by Anzu Special Acquisition Corp I (“Anzu”) announcing that (i) Anzu reconvened and then adjourned, without conducting any other business, Anzu’s previously adjourned special meeting of stockholders (the “Special Meeting”) relating to its previously announced proposed extension of its deadline to complete an initial business combination (the “Extension Amendment Proposal”), which Special Meeting was adjourned until February 28, 2023 at 9:30 a.m., Eastern Time, and (ii) Anzu signed an agreement with a rated insurance agency to cover any federal excise tax liability imposed under the Inflation Reduction Act of 2022 in connection with redemptions of Anzu’s shares only in the event of a liquidation of Anzu in calendar year 2023 (the “Insurance Agreement”), which Insurance Agreement’s effectiveness is conditioned upon the approval of the Extension Amendment Proposal.

The information in this item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filings of Anzu under the Securities of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press Release dated February 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 21, 2023

Anzu Special Acquisition Corp I

By:	/s/ Dr. Whitney Haring-Smith
Dr. Whitney Haring-Smith
Chief Executive Officer